Exhibit 10.13

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE INDICATED BY THREE ASTERISKS ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[Meta Payment Systems LOGO]

A Division of MetaBank

2329 N. Career Avenue

Sioux Falls, SD 57107

P: 605-275-9555

F: 605-275-8270

www.metapay.com

August 30, 2004

Christopher Foley

Chief Financial Officer

NBO Systems, Inc.

3676 W. California Ave., Bldg. D

Salt Lake City, UT 84104-6515

Dear Christopher

This letter is to confirm the intent of Meta Payment Systems and NBO Systems. Inc. ("NBO") to enter into a Marketing Agreement, under which NBO shall design, market and distribute certain stored value or prepaid card programs issued by Meta Payment Systems.

Terms and conditions substantially similar to those in the attached Exhibit A shall be set forth in a mutually acceptable final written agreement and executed by the parties. If a final agreement is not signed by September 15, 2004 then either party, at its option, may terminate negotiations and neither party will have an obligation to the other with regard to this transaction.

This is a letter of intent only. It is not intended to be, and shall not constitute in any way a binding or legal agreement, or impose any legal obligation or duty on either NBO or Meta Payment Systems.

By signing below the parties acknowledge that the foregoing adequately reflects their mutual statement of intention.

Meta Payments Systems	NBO Systems, Inc.
By: /s/ [illegible]	By: /s/ [illegible]
Title: President	Title: CFO
Dates: 8/30/04	Date: 8/30/04

Exhibit A to Letter of Intent Dated August 30, 2004

PREPAID CARD PORTFOLIO

NBO will pay to Meta Payment Systems (MPS) a share of interchange based on the Monthly gross dollar volume (GDV) for signature-based transactions and, alternatively, transaction fees for PIN-based or ATM transactions. NBO agrees to minimums sponsorship fees of $2.500 per month beginning in January 2005. MPS will pay to NBO commission on average monthly MetaBank deposits associated with this portfolio. (See tables below for rates schedules).

Prepaid Card Portfolio Interchange Share
Monthly GDV	MPS Share of Interchange
First [* * *]	[* * *]
Amount over [* * *]	[* * *]
Prepaid Card Portfolio Transaction Fees
Monthly Transaction Volume	PIN-based and ATM
First [* * *] Transactions	[* * *]
Transactions [* * *]	[* * *]
Commission on Deposit
Average Monthly Portfolio Deposits	Rate base on % of Fed Funds Target Rate
up to [* * *]	[* * *]
After [* * *]	[* * *]

ADDITIONAL FEES
FEE DESCRIPTION	AMOUNT
[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]

[* * *]
[* * *]	[* * *]
- [* * *]	[* * *]
[* * *]	[* * *]

_________________________________________

[* * *]

[Initialed and Dated 8/30/04]

BIN (as required)[z]	[* * *]
System (Association) Transaction Fees	Pass Through

[* * *]

Due Diligence Review on Third Parties (as required) Pass Through

-- Background checks

-- Dun & Bradstreet

Hourly Professional Services Fee [* * *]

-- Estimates provided upon request

-- Fee applies to work associated with but not limited to:

[* * *]-- See Exhibit B for examples and estimates

RISK AND INDEMNIFICATION

MPS is indemnified by NBO Systems, Inc. from losses associated with under the floor limit transactions, fraud loss, negative balances or other losses in violation of the Cardholder Agreement or any relevant laws, ordinances or statutes.

INITIAL TERM

The initial Agreement term is three years.

ACH SERVICES

MPS offers ACH origination services with the following pricing schedule:

Standard Service Items	Fee
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
Monthly Transaction Volume
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]

________________________________________

[* * *].

[Initialed and Dated 8/30/04]

Exhibit B to Letter of Intent Dated August 30, 2004

The attached table outlines some, but not all Professional Services along with estimated timeframes and cost for standard requests. Estimates for unique, complex, or special services will be provided at NBO's request.

Professional Service	Estimated Number of Hours	Estimated Cost
[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]..
[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]